                                                                    Exhibit 10.7

                               LICENSE AGREEMENT


     This LICENSE AGREEMENT (the "Agreement") effective as of May 31, 1996 (the "Effective Date"), is entered by and between Scios Inc., a Delaware corporation, with principal offices at 2450 Bayshore Parkway, Mountain View, California 94043 ("Scios"), and GenVec, Inc., a Delaware corporation, having a principal place of business at 12111 Parklawn Drive, Rockville, Maryland 20852 ("GenVec").

                                   RECITALS

     A. Scios is the sole and exclusive owner of certain Patent Rights and Know-How (as such terms are defined below) relating to vascular endothelial growth factor (VEGF) 121 and nucleic acid sequences encoding VEGF 121, and the use thereof, and related subject matter;

     B. GenVec desires to obtain an exclusive license to the Patent Rights and Know-How in the Field (as defined below) and Scios is willing to grant such a license to GenVec, on the terms and conditions herein;

     C. GenVec and Scios each wish to cooperate to facilitate the development of proprietary VEGF products, as set forth herein;

     D. Of even date herewith, Scios and GenVec have entered into a Stock Warrant Agreement pursuant to which GenVec will grant to Scios a warrant to purchase shares of GenVec common stock; and

     E. Of even date herewith, Scios and GenVec have entered into a Stock Purchase Agreement (attached hereto as Exhibit D) pursuant to which Scios will purchase shares of GenVec Class D Convertible Preferred Stock.


     NOW, THEREFORE, Scios and GenVec agree as follows:


1.   DEFINITIONS

     1.1  "Affiliate" means any corporation or other entity which is directly or
           ---------
indirectly controlling, controlled by or under the common control of a party hereto. For the purpose of this Agreement, "control" shall mean the direct or indirect ownership of at least fifty percent (50%) of the outstanding shares or other voting rights of the subject entity to elect directors, or if not meeting the preceding, any entity owned or controlled by or owning or controlling at the maximum control or ownership right permitted in the country where such entity exists.

     1.2  "Competing Product" shall mean any product in the Field sold by a
           -----------------
person other than (a) GenVec, (b) a GenVec sublicensee of the Licensed Technology, (c) [*] or (d) a

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

sublicensee of [*] patent rights with respect to [*], in each case, which if sold by GenVec would be a Licensed Product.

     1.3  "Confidential Information" shall mean (i) any proprietary or
           ------------------------
confidential information or material in tangible form disclosed hereunder that is marked as "confidential" at the time it is delivered to the receiving party, or (ii) proprietary or confidential information disclosed orally hereunder which is identified as confidential or proprietary when disclosed and such disclosure of confidential information is confirmed in writing within thirty (30) days by the disclosing party.

     1.4  "Core Countries" shall mean the [*]
           --------------

     1.5  "Derived" shall mean a [*]
           -------

     1.6  "Equity Value" shall mean an amount for the purchase of shares of
           ------------
GenVec stock, which is equal to [*] of the fair market value of such stock, with such fair market value determined based on the share price on the date of actual purchase, unless GenVec enters into a written agreement to sell such equity to the purchasing party in the future and the share price on the actual date of purchase is lower than the share price at the date such agreement is executed, in which event the fair market value of such equity for purposes of this Section
1.6 shall be based on the share price on the date such agreement is executed.

     1.7  "Excess Equity Purchase Amount" shall mean any amount received by
           -----------------------------
GenVec from a corporate partner in connection with an agreement for the development or commercialization of a Licensed Product for the purchase of shares of GenVec stock which is greater than the Equity Value of such stock.

     1.8  "Field" shall mean [*]
           -----

     1.9  "Licensed Product" shall mean [*] or a product within the scope
           ----------------
of a Valid Claim within the Patent Rights.

     1.10 "Licensed Technology" means the Know-How and Patent Rights.
           -------------------

          1.10.1  "Know-How" shall mean any and all technical information,
                   --------
materials (including without limitation, biological materials), processes, procedures, compositions, devices, methods, formulas, protocols, techniques, designs, drawings, and other technical data which is

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                                      -2-
owned, in whole or part, or controlled by Scios or its Affiliates during the term of this Agreement, which is necessary or useful for the development, manufacture, use or sale of Licensed Products. Know-How shall not include any inventions included in the Patent Rights, and shall not include any business information, such as market research or business analysis.

          1.10.2  "Patent Rights" means (i) the patent applications and patents
                   -------------
listed on Exhibit A hereto, and (ii) [*] in each case, which is owned, in whole or part, or controlled by Scios or its Affiliates during the term of this Agreement including, without limitation, Scios' interest in any Joint Inventions; and all divisions, continuations, continuations-in-part, and substitutions of any of the preceding; all foreign patent applications corresponding to any of the preceding applications or patents; and all U.S. and foreign patents issuing on any of the preceding applications, including extensions, reissues, and re-examinations.

[*]

     1.13 "Net Revenues" means the gross revenues received by GenVec for:
           ------------

[*]

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    WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
    RESPECT TO THE OMITTED PORTIONS.

[*]

For the avoidance of doubt, it is understood and agreed that [*]

     1.14 "Net Sales" means the amounts received by GenVec and its sublicensees
           ---------
with respect to sales of Licensed Products to independent third parties, [*]

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    WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
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     1.16 "Transfer Sales" means the amounts received by GenVec with respect to
           --------------
sales of Licensed Products to its sublicensees, less:  [*]

     1.17 "Territory" means all countries of the world.
           ---------

     1.18 "Valid Claim" means (i) a claim of an issued and unexpired patent
           -----------
claiming [*]


2.   LICENSE

     2.1  License Grant.  Scios hereby grants to GenVec an exclusive, worldwide
          -------------
license under the Licensed Technology, with the right to grant and authorize sublicenses, to make, have made, import, have imported, use, sell, offer for sale and otherwise exploit Licensed Products in the Field in the Territory.

     2.2  Delivery of Know-How.  Within [*] after the Effective Date,
          --------------------
Scios shall deliver to GenVec the biological materials listed on Exhibit B hereto and the [*]. Within [*] after the Effective Date, knowledgeable representatives of the parties shall meet to discuss the existing Know-How and shall agree on which Know-How Scios shall deliver to GenVec, and the schedule of delivery and form thereof. At least semi-annually during the term of the Agreement, Scios shall provide to GenVec all Know-How developed or generated during the preceding [*] period.

     2.3  Cooperation.  It is understood and agreed that the parties intend to
          -----------
confer and cooperate to aid each other, without charge, in the development and commercialization of products within the Patent Rights. The parties shall negotiate in good faith the scope and nature of such activities, but agree to do at least the following:

          2.3.1  Scios Activities.  Scios shall: (i) provide GenVec with
                 ----------------
protocols for Scios' [*]

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[*] Such discussions will be participated in by Scios representatives with appropriate expertise in the relevant topics. The discussions shall include updates to GenVec as the understanding of these areas develops.

[*]

          2.3.3  Level of Cooperation.  Unless otherwise agreed, neither party
                 --------------------
shall have any obligation to provide services to the other pursuant to this
Section 2.3 or Section 3.10 in excess of an aggregate of [*] per calendar quarter.

          2.3.4  Termination.  Except as expressly provided in this Section
                 -----------
2.3.4, the foregoing cooperative activities (but not activities subject to Section 3.10) shall terminate, at [*]


3.   CONSIDERATION

     3.1  Warrants.  In partial consideration of the license granted herein, of
          --------
even date herewith GenVec has granted Scios a warrant to purchase shares of GenVec stock pursuant to the terms of the Stock Warrant Agreement attached hereto as Exhibit C.

     3.2  Profit Sharing.  Subject to Section 3.4 below, in partial
          --------------
consideration of the license granted herein, [*]

     3.3  Minimum Royalty.  Notwithstanding Section 3.2 above, with respect to
          ---------------
sales of Licensed Products (including sales of Licensed Products in connection with a co-promotion relationship) made in countries where there is a Valid Claim of an issued patent within the Patent Rights covering such Licensed Products, subject to Section 3.4, GenVec shall pay to Scios no less [*]

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    THE OMITTED PORTIONS.

[*]

     3.4  Payment Reductions.  In the event that a Licensed Product is made,
          ------------------
used or sold in a country where there is a competing product in the Field, the amounts due Scios pursuant to Sections 3.2 and 3.3 shall be reduced as follows:

[*]

     3.6  Other Technology and Products.  It is understood and agreed that in
          -----------------------------
the event GenVec enters into an agreement with a third party which provides such third party rights to the Licensed Technology and/or Licensed Products and intellectual property other than the Licensed Technology and/or products other than Licensed Products, pursuant to which it receives license fees and/or milestone payments with respect to (i) intellectual property other than the Licensed Technology for use in the development or commercialization of products other than Licensed Products, or (ii) products other than Licensed Products, the portion of such amounts which constitute Net Profits shall be as reasonably determined by the parties based on an allocation between the amounts attributable to the Licensed Technology or Licensed Product and such other intellectual property or

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                                      -7-
product, based upon their relative importance and proprietary protection, and GenVec shall only pay to Scios that portion of such amounts reasonably attributable to the Licensed Technology or Licensed Product, as the case may be.

     3.7  Commercial Impracticability.  Notwithstanding the above, in the event
          ---------------------------
that GenVec believes that the payments set forth in Sections 3.2 or 3.3 above would make the sale of Licensed Products commercially impracticable it may notify Scios, and in such event the parties shall negotiate in good faith a reduction in such payments.

     3.8  One Payment.  No more than one payment shall be due with respect to a
          -----------
sale of a particular Licensed Product. No multiple payments shall be payable because any Licensed Product, or its manufacture, sale or use is covered by more than one Valid Claim. No amount shall be payable under Sections 3.2 or 3.3 above with respect to Licensed Products distributed for use in research and/or development, in clinical trials, or as promotional samples where such samples are provided at or below cost.

     3.9  Payment Term.  Payments due under this Article 3 shall be payable on a
          ------------
country-by-country and Licensed Product-by-Licensed Product basis. In countries where there exists a Valid Claim of an issued patent within the Patent Rights covering a particular Licensed Product, such payments shall be payable until the expiration of the last-to-expire issued Valid Claim within the Patent Rights in such country covering such Licensed Product. If no Valid Claim of an issued patent within the Patent Rights covering a particular Licensed Product exists in a country, payments shall be payable in such country until the earlier of (i) [*] of the Effective Date, or (ii) [*] of the first commercial sale of a Licensed Product in such country; provided, in the event that a patent within the Patent Rights containing a Valid Claim issues in such country, then GenVec shall make payments with respect to such Valid Claim for the period set forth in the second sentence above.

     3.10 Information regarding [*].  In partial consideration of the rights
          -------------------------
granted herein, GenVec shall provide to Scios during the term of this Agreement general insights and information concerning the decision-making and development processes utilized by GenVec in the development of [*]. Such discussions will be participated in by GenVec representatives with appropriate expertise in the relevant topics. The discussions shall include updates to Scios as the understanding of these areas develops. During the interactions between Scios and GenVec subject to this Section 3.10, GenVec need not disclose to Scios any Confidential Information of GenVec except as it may pertain to a Licensed Product, or any Confidential Information obtained from a third party. During the period of cooperative activities subject to Section 2.3, GenVec may provide such insights and information in the context of discussions regarding the development of a Licensed Product. Thereafter, GenVec may provide such insight and information to Scios in the context of another product or general education regarding the gene therapy field. Following termination of the cooperative activities subject to Section 2.3, GenVec shall not be required to meet with Scios representatives more than twice per calendar year to provide information under this Section, or participate in any such meetings more than five (5) years

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    THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
    THE OMITTED PORTIONS.

following the date of termination of the cooperative activities subject to
Section 2.3. Such meeting may be held in person or by telephone or video conference.


4.   PAYMENTS

     4.1  Payments.  GenVec shall pay amounts due Scios pursuant to Article 3
          --------
within [*] after the last day of the calendar quarter in which they are received; provided, any amounts due with respect to Net Revenues subject to
Section 1.13 (a) or (b) shall be paid to Scios within [*] after such amounts are received by GenVec. All payments due hereunder shall be made in U.S. dollars, and shall be made by bank wire transfer in immediately available funds to an account designated by Scios.

     4.2  Currency Conversion.  If any currency conversion shall be required in
          -------------------
connection with the calculation of payments hereunder, such conversion shall be made using the selling exchange rate for conversion of the foreign currency into U.S. dollars, quoted for current "buy" transactions for purchasing U.S. dollars as reported in The Wall Street Journal for the last business day of the calendar
               -----------------------
quarter to which such payment pertains.

     4.3  Restrictions on Payment.  To the extent and as long as the laws and/or
          -----------------------
regulations in force in any country prohibit the payment, conversion or remittance of any of the payments as hereby contemplated, GenVec's obligations under Article 4 may be discharged by the deposit thereof to the account of GenVec, or its designee, in any commercial bank or trust company selected by Scios located in such country; provided, that no infraction of law or regulation occurs in making such deposit. If due to restrictions or prohibitions imposed by national or international authority, pay ments cannot be made as aforesaid, the parties shall consult with a view to finding a prompt and acceptable solution, and GenVec will, from time to time, deposit such monies as Scios may lawfully direct, at no additional out-of-pocket expense to GenVec and with no further obligation to Scios.

     4.4  Withholding Taxes.  All amounts required to be paid to Scios pursuant
          -----------------
to this Agreement may be paid with deduction for withholding for or on account of any taxes (other than taxes imposed or measured by net income) or similar governmental charge imposed on such payment by a jurisdiction other than the United States ("Withholding Taxes"). GenVec agrees to take reasonable efforts to structure its business arrangements in order to minimize the Withholding Taxes, but shall have no obligation to follow any course of action or enter into any business relationship which would have an adverse impact on GenVec or its Affiliates or sublicensees, as reasonably determined by GenVec. Upon Scios' request, GenVec shall provide Scios a certificate evidencing payment of any Withholding Taxes hereunder.


5.   REPORTS AND RECORDS

     5.1  Net Profit Reports.  GenVec shall deliver to Scios within [*] after
          ------------------
the end of each calendar quarter in which Licensed Products are sold a written report setting forth in

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                                      -9-
reasonable detail, on a Licensed Product-by-Licensed Product basis, the calculation of the amounts payable to Scios for such calendar quarter, including the quantities of Licensed Products sold and the Net Revenues and Net Profits with respect thereto. Such reports shall be Confidential Information of GenVec subject to Article 7 herein.

     5.2  Inspection of Books and Records.  GenVec shall maintain accurate books
          -------------------------------
and records which enable the calculation of amounts payable hereunder to be verified. GenVec shall retain the books and records for each quarterly period for [*] after the submission of the corresponding report under Section 5.1 hereof. Upon [*] prior notice to GenVec, independent accountants selected by Scios, reasonably acceptable to GenVec, after entering into a confidentiality agreement with GenVec in a form reasonably acceptable to GenVec, may have access to the books and records of GenVec to conduct a review or audit once per calendar year, for the sole purpose of verifying the accuracy of GenVec's payments and compliance with this Agreement. The accountants shall report to Scios only whether there has been an underpayment and, if so, the amount thereof. Such access shall be permitted during GenVec's normal business hours at agreed times during the term of this Agreement and for [*] after the expiration or termination of this Agreement. Any such inspection or audit shall be at Scios' expense, however, in the event an inspection reveals underpayment of [*] or more in any audit period, GenVec shall pay the costs of the inspection.


6.   DILIGENCE

     6.1  Reasonable Efforts.  GenVec agrees to use reasonable efforts to
          ------------------
diligently develop and commercialize at least one Licensed Product and obtain such approvals as may be necessary for the sale of such Licensed Products in the United States and such other worldwide markets as GenVec elects to commercialize the Licensed Products. GenVec's efforts shall be comparable to those efforts GenVec makes with respect to its other products of comparable value, stage of development and patent protection. The selection of Licensed Products for development and commercialization shall be in the sole discretion of GenVec, and GenVec may satisfy its obligations under this Article 6 itself or through a sublicensee. GenVec shall notify Scios within [*] after the first commercial sale of each Licensed Product.

[*]

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7.   CONFIDENTIALITY; PUBLICATIONS

     7.1  Confidential Information.  Except as expressly provided herein, the
          ------------------------
parties agree that, for the term of this Agreement and for [*] thereafter, the receiving party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose except for the purposes contemplated by this Agreement any Confidential Information furnished to it by the disclosing party hereto pursuant to this Agreement, except that to the extent that it can be established by the receiving party by competent proof that such Confidential Information:

          (i) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

          (ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

          (iii) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

          (iv)   was independently developed by the receiving party; or

          (v) was lawfully disclosed to the receiving party by a person other than a party hereto.

     7.2  Permitted Use and Disclosures.  Each party hereto may use or disclose
          -----------------------------
information disclosed to it by the other party to the extent such use or disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with laws, governmental regulations or court orders submitting information to tax or other governmental authorities, conducting pre-clinical research and development or clinical trials, making a permitted sublicense or otherwise exercising its rights hereunder, provided that if a party is required to make any such disclosure of another party's confidential information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the latter party of such disclosure and, save to the extent inappropriate in the case of patent applications, will use reasonable efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise).

     7.3  Public Disclosures.  Except as expressly provided in this Article 7,
          ------------------
no disclosure or public announcement or other disclosure to third parties concerning the existence of this Agreement shall be made, either directly or indirectly, by any party to this Agreement, except as may be legally or contractually required or as may be required for recording purposes, without first obtaining the approval of the other party and agreement upon the nature and text of such announcement of disclosure, which approval shall not be unreasonably withheld. The party required to make any such public announcement shall use its reasonable

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efforts to inform the other party of the proposed announcement in reasonably sufficient time prior to public release, and shall use its reasonable efforts to provide the other party with a written copy thereof, in order to allow such other party to comment upon such announcement. Once a particular disclosure has been approved, further disclosures which do not differ materially therefrom may be made without obtaining any further consent of the other party.

     7.4  Confidential Terms.  Except as expressly provided herein, each party
          ------------------
agrees not to disclose any terms of this Agreement to any third party without the consent of the other party; provided, reasonable disclosures may be made as required by securities or other applicable laws, or to actual or prospective investors or corporate partners, or to a party's accountants, attorneys and other professional advisors.


8.   REPRESENTATIONS AND WARRANTIES

     8.1  Scios.  Scios represents and warrants that:  (i) it is a corporation
          -----
duly organized, validly existing and in good standing under the laws of Delaware; (ii) when executed and delivered, this Agreement will become valid and binding on Scios, and enforceable against Scios in accordance with its terms;
(iii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Scios; (iv) it is the sole and exclusive owners of all right, title and interest in the Patent Rights and the Know-How; (v) it has the right to grant the rights and licenses granted herein; (vi) the Patent Rights and Know-How are free and clear of any lien, encumbrance, security interest or restriction on license; (vii) it has not previously granted, and will not grant during the term of this Agreement, any right, license or interest in or to the Patent Rights and Know-How, or any portion thereof, inconsistent with the license granted to GenVec herein; and
(viii) there are no threatened or pending actions, suits, investigations, claims or proceedings in any way relating to the Patent Rights or Know-How.

     8.2  GenVec.  GenVec represents and warrants that: (i) it is a corporation
          ------
duly organized validly existing and in good standing under the laws of the State of Delaware; (ii) when executed and delivered, this Agreement will become valid and binding on GenVec, and enforceable against GenVec in accordance with its terms; (iii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of GenVec, and
(iv) as of the Effective Date, without conducting any inquiry, GenVec is not aware of threatened or pending actions, suits, investigations, claims or proceedings in any way relating to issued patents which GenVec necessarily must acquire license or other rights to in order to commercialize the Licensed Technology.


9.   INTELLECTUAL PROPERTY

     9.1  Ownership.  Title to all inventions and other intellectual property
          ---------
made solely by or on behalf of GenVec during the term of the Agreement shall be owned by GenVec. Title to all inventions and other intellectual property made solely by or on behalf of Scios during the term of the Agreement shall be owned by Scios. Title to all inventions and other intellectual property made jointly by or on behalf of Scios and GenVec during the term of the Agreement shall be jointly owned by GenVec and Scios (each a "Joint Invention"). Inventorship of inventions and other intellectual property rights conceived and/or reduced to practice by the parties and ownership rights with respect thereto, shall be determined in accordance with the patent laws of the United States.

     9.2  Patent Prosecution.
          ------------------

          [*]


          9.2.3  Joint Inventions.
                 ----------------

                 [*]

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[*]

          9.2.4  GenVec Responsibilities.  GenVec shall, at its sole expense,
                 -----------------------
have the right to control the preparation, filing, prosecution and maintenance of any patent applications and patents solely owned by it, and any interferences, re-examinations, reissues and oppositions relating thereto, using patent counsel of its choice.

     9.3  Copies.  Upon request by GenVec, Scios shall provide to GenVec a copy
          ------
of any patent applications within the Patent Rights filed by Scios or its Affiliates during the term of this Agreement promptly after such application is filed. GenVec shall treat such patent applications as Confidential Information of Scios until such applications are published.

     9.4  Enforcement.  If either party hereto becomes aware that any Patent
          -----------
Rights (including, without limitation, patents claiming any Joint Invention) are being or have been infringed by any third party or are subject to a declaratory judgment action, or that any Know-How has been misappropriated by a third party, such party shall promptly notify the other party hereto in writing describing the facts relating thereto in reasonable detail.

[*]

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[*]


     9.6  Patent Term Extensions.  With respect to patents within the Patent
          ----------------------
Rights, if Scios has not itself earlier applied for a patent extension or other governmental equivalent available under applicable law with respect to a particular patent, at GenVec's request following approval of a Licensed Product, Scios shall, unless Scios or another Scios licensee is developing a product within the scope of such patent and such product has entered Phase II clinical trials as of the date of


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GenVec's request and Scios notifies GenVec that it intends to file a request for a patent extension or equivalent based on such other product, designate GenVec (or its designee) as Scios' agent for obtaining an extension of such patent or governmental equivalent which extends the exclusivity of any of the patent subject matter where available in any country in the world, or if not feasible, at GenVec's option, permit GenVec to file in Scios' name to obtain such extension for GenVec or its sublicensee(s), at GenVec's expense. Furthermore, Scios and its Affiliates agree to provide reasonable assistance to facilitate GenVec's or its sublicensees' efforts to obtain any such extension. In the event that GenVec elects not to seek such an extension or equivalent in any country it shall notify Scios, and Scios shall have the right to seek such an extension or equivalent in such country, at its expense.

     9.7  [*]. As of the Effective Date, GenVec has disclosed to Scios certain
          ---
publications relating to [*] which GenVec believes may be relevant to the commercialization of the Licensed Technology.


10.  DISPUTE RESOLUTION

     10.1 Mediation.  If a dispute arises out of or relates to this contract, or
          ---------
the breach thereof, and if said dispute cannot be settled through negotiation, the parties agree first to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association before resorting to arbitration, litigation, or some other dispute resolution procedures.

     10.2 Arbitration.  Scios and GenVec agree that any dispute or controversy
          -----------
arising out of, in relation to, or in connection with this Agreement, or the validity, enforceability, construction, performance or breach thereof, which is not resolved by mediation shall be settled by binding arbitration in Rockville, Maryland, under the then-current Commercial Arbitration Rules and Supplemental Procedures for Large, Complex Disputes of the American Arbitration Association by one (1) arbitrator appointed in accordance with such Rules. The arbitrators shall determine what discovery will be permitted, based on the principle of limiting the cost and time which the parties must expend on discovery; provided, the arbitrators shall permit such discovery as they deem necessary to achieve an equitable resolution of the dispute. The decision and/or award rendered by the arbitrator shall be written, final and non-appealable and may be entered in any court of competent jurisdiction. The parties agree that, any provision of applicable law notwithstanding, they will not request, and the arbitrator shall have no authority to award, punitive or exemplary damages against any party.
The costs of any arbitration, including administrative fees and fees of the arbitrator, shall be shared equally by the parties. Each party shall bear the cost of its own attorneys' fees and expert fees.


11.  INDEMNIFICATION

     11.1 GenVec.  GenVec shall indemnify, defend and hold harmless Scios and
          ------
its directors, officers, employees and agents (each a "Scios Indemnitee") from and against any and all liabilities,


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damages, losses, costs or expenses (including reasonable attorneys' and professional fees and other expenses of litigation and/or arbitration) (a "Liability") resulting from any claim, suit or proceeding brought by a third party against a Scios Indemnitee, arising out of or in connection with (i) any misrepresentation with regard to, or breach of, any of the representations and warranties of GenVec set forth in Section 8.2, or (ii) the use by GenVec or its sublicensees of the biological materials provided by Scios to GenVec, or the development, manufacture, use and sale of Licensed Products by GenVec or its sublicensees, except, in each case, to the extent due to the negligence or willful misconduct of Scios.

     11.2 Scios.  Scios shall indemnify, defend and hold harmless GenVec and its
          -----
directors, officers, employees and agents (each a "GenVec Indemnitee") from and against any and all liabilities, damages, losses, costs or expenses (including reasonable attorneys' and professional fees and other expenses of litigation and/or arbitration) (a "Liability") resulting from any claim, suit or proceeding brought by a third party against a GenVec Indemnitee, arising out of or in connection with any misrepresentation with regard to, or breach of, any of the representations and warranties of Scios set forth in Section 8.1, except, to the extent due to the negligence or wilful misconduct of GenVec.

     11.3 Procedure.  In the event that any Indemnitee intends to claim
          ---------
indemnification under this Article 11 it shall promptly notify the other party in writing of such alleged Liability. The indemnifying party shall have the right to control the defense thereof. The affected Indemnitees shall cooperate fully with the indemnifying party and its legal representatives in the investigation and conduct of any Liability covered by this Article 11. The Indemnitee shall not, except at its own cost, voluntarily make any payment or incur any expense with respect to any claim, suit or Liability, or make any admission of liability or attempt to settle any claim without the prior written consent of the indemnifying party, which such party shall not be required to give.


12.  TERM AND TERMINATION

     12.1 Term.  The term of this Agreement shall commence on the Effective
          ----
Date, and unless earlier terminated as provided in this Article 12, shall continue in full force and effect on a country-by-country and Licensed Product-by-Licensed Product basis until there are no remaining payment obligations in a country, at which time the Agreement shall expire in its entirety in such country. Notwithstanding the above, upon the expiration of this Agreement in any country, GenVec shall have a non-exclusive, irrevocable, fully paid-up right and license to use and exploit the Know-How for any purpose.

     12.2 Termination for Cause.  If either party materially breaches this
          ---------------------
Agreement, the other party may elect to give the breaching party written notice describing the alleged breach. If the breaching party has not cured such breach or is diligently seeking to cure such breach within [*] after receipt of such notice, the notifying party will be entitled, in addition to any other rights it may have under this Agreement, to terminate this Agreement effective immediately; provided, however, if either party receives notification from the other of a material breach and if the party alleged to be in default notifies the other party in writing within [*] of receipt

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                                      -17-
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of such default notice that it disputes the asserted default, the matter will be submitted to dispute resolution as provided in Article 10 of this Agreement. In such event, the nonbreaching party shall not have the right to terminate this Agreement until it has been determined in an arbitration proceeding that the other party materially breached this Agreement, and the breaching party fails to cure such breach within [*] after the conclusion of such arbitration proceeding.

     12.3 Termination for Insolvency.  Either party may terminate this Agreement
          --------------------------
if the other becomes the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, receivership, liquidation, or composition or the benefit of creditors, if that petition or proceeding is not dismissed with prejudice within [*] after filing.

     12.4 Termination for Impracticability.  GenVec may terminate this Agreement
          --------------------------------
with [*] written notice to Scios if GenVec or a GenVec sublicensee encounters significant technical, safety or efficacy difficulties in the development, manufacture or commercialization of a Licensed Product within the Patent Rights which would make the commercialization of such a Licensed Product commercially impracticable.

     12.5 Effect of Termination.
          ---------------------

          12.5.1  Accrued Rights and Obligations.  Termination of this Agreement
                  ------------------------------
for any reason shall not release any party hereto from any liability which, at the time of such termination, has already accrued to the other party or which is attributable to a period prior to such termination, nor preclude either party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to such termination.

          12.5.2  Return of Confidential Information.  Upon any termination of
                  ----------------------------------
this Agreement, each party shall promptly return to the other party all Confidential Information received from the other party (except one copy of which may be retained for archival purposes).

          12.5.3  Stock on Hand.  In the event this Agreement is terminated
                  -------------
for any reason, until [*] after the effective date of such a termination GenVec and its sublicensees shall have the right to sell or otherwise dispose of the stock of any Licensed Product subject to this Agreement then on hand, subject to Articles 4 and 5.

          12.5.4  Sublicensees.  In the event of any termination of this
                  ------------
Agreement any sublicensees granted by GenVec shall remain in force and effect and shall be assigned by GenVec to Scios, provided, however, that the financial obligations of each sublicense to Scios shall be limited to the amounts GenVec would have been obligated to pay to Scios for the activities of such sublicensee pursuant to this Agreement

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     12.6 Survival.  Sections 9.1, 9.2.3, 9.2.4, 9.5, 12.5 and 12.6, and
          --------
Articles 4 (with respect to Licensed Products sold prior to such termination or pursuant to Section 12.5.3), 5, 7, 8, 10, 11 and 13 of this Agreement shall survive termination of this Agreement for any reason.


13.  MISCELLANEOUS

     13.1 Governing Law.  This Agreement and any dispute arising from the
          -------------
performance or breach hereof shall be governed by and construed in accordance with the laws of the State of Maryland, without reference to principles of conflicts of laws.

     13.2 Independent Contractors.  The relationship of the parties hereto is
          -----------------------
that of independent contractors. The parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

     13.3 Assignment.  Neither party may assign this Agreement without the prior
          ----------
written consent of the other, which consent shall not be unreasonably withheld; provided, however, either party may assign this Agreement in connection with a transfer of all or substantially all of its assets relating to the agreements, whether by sale, merger, operation of law or otherwise. This Agreement shall be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

     13.4 Notices.  Any required notices hereunder shall be given in writing by
          -------
certified mail or overnight express delivery service at the address of each party below, or to such other address as either party may indicate on its behalf by written notice. Notice shall be deemed served when delivered or, if delivery is not accomplished by reason or some fault of the addressee, when tendered.

     If to Scios:        Scios Inc.
                         2450 Bayshore Parkway
                         Mountain View, CA  94043
                         Attention: General Counsel
                         with a copy to:  Vice President, Business Development

     If to GenVec:       GenVec, Inc.
                         12111 Parklawn Drive
                         Rockville, MD  20852
                         Attention:  President
                         with a copy to:  Vice President, Corporate Development

     13.5 Force Majeure.  Neither party shall lose any rights hereunder or be
          -------------
liable to the other party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, Act of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other

                                      -19-
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reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming party and the nonperforming party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

     13.6 Compliance with Laws.  Each party shall furnish to the other party any
          --------------------
information related to the subject matter of this Agreement requested or required by that party during the term of this Agreement or any extensions hereof to enable that party to comply with the requirements of any U.S. or foreign federal, state and/or government agency.

     13.7 Covenant Not To Sue.  During the term of this Agreement, Scios agrees
          -------------------
not to assert or enforce against GenVec or any GenVec sublicensee any intellectual property right owned or controlled by Scios or its Affiliates which GenVec or its sublicensees may infringe or practice in connection with the development, manufacture, use, import, sale or other commercialization of any Licensed Product.

     13.8 LIMITATION OF LIABILITY.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER
          -----------------------
FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY.

     13.9 Advice of Counsel.  GenVec and Scios have each consulted counsel of
          -----------------
their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one party or another and will be construed accordingly.

     13.10 Further Assurances.  At any time or from time to time on and after
           ------------------
the date of this Agreement, either party shall at the request of the other party
(i) deliver to the requesting party such records, data or other documents consistent with the provisions of this Agreement, (ii) execute, and deliver or cause to be delivered, all such consents, documents or further instruments of assignment, transfer or license, and (iii) take or cause to be taken all such actions, as the requesting party may reasonably deem necessary or desirable in order for the requesting party to obtain the full benefits of this Agreement and the transactions contemplated hereby.

     13.11 Severability.  In the event that any provisions of this Agreement are
           ------------
determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of the Agreement shall remain in full force and effect without said provision. The parties shall in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which shall most nearly approximate the intent of the parties in entering this Agreement; provided, if the parties are unable to agree on such a substitute clause and the deletion of the provision held invalid or unenforceable would produce material adverse financial consequences for one party, such party shall have the right to terminate the Agreement with one hundred eighty (180) days notice.

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     13.12 Waiver.  The failure of a party to enforce any provision of the
           ------
Agreement shall not be construed to be a waiver of the right of such party to thereafter enforce that provision or any other provision or right.

     13.13 Entire Agreement; Amendment.  This Agreement including, its Exhibits,
           ---------------------------
sets forth the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes all prior discussions, agreements and writings in relating thereto including, without limitation, the Confidentiality Agreement entered by the parties dated March 14, 1996. This Agreement may not be altered, amended or modified in any way except by a writing signed by both parties.

     13.14 Counterparts.  This Agreement may be executed in two counterparts,
           ------------
each of which shall be deemed an original and which together shall constitute one instrument.

     IN WITNESS WHEREOF, Scios and GenVec have executed this Agreement by their respective duly authorized representatives.

SCIOS INC.                            GENVEC, INC.


By:___________________________        By:___________________________

Print Name:___________________        Print Name:___________________

Title:________________________        Title:________________________

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